                                                                    Exhibit 99.3



                        [LOGO OF TRIAD HOSPITALS, INC.]



================================================================================

                                Financial Outlook

                                  December 2001

================================================================================


     This presentation contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the
    Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals,
 Inc." as used throughout this presentation refer to Triad Hospitals, Inc. and its affiliates.






                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================


     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

The Next Phase

================================================================================
--------------------------------------------------------------------------------
Phase I                       "Launch Triad"                         1999 & 2000
--------------------------------------------------------------------------------
    - Created Corporate Culture

    - Initiated Unique Physician & Community Strategy

    - Rationalized Portfolio

    - Improved Balance Sheet and Reduced Debt

    - Commenced Operating Performance Improvements

--------------------------------------------------------------------------------
Phase II                        "Buy Quorum"                                2001
--------------------------------------------------------------------------------
     - Acquired Quorum Health Group, Inc.

     - Integrated Culture, Strategy, Operations

--------------------------------------------------------------------------------
Phase III                       "Grow Earnings"                    2002 & Beyond
--------------------------------------------------------------------------------


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Current Profile

================================================================================
--------------------------------------------------------------------------------
                                  47 Hospitals

                          14 Ambulatory Surgery Centers

                      Small Cities & Selected Urban Markets

                      16 States - West, South, Midwest U.S.

                      more than 95% of Consolidated EBITDA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Management Services & Consulting Subsidiary (QHR)

                       Provides Services to 200+ Hospitals

                        Rural Communities & Small Cities

                             43 States - Nationwide

                       less than 5% of Consolidated EBITDA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volumes (Admissions) (1)                    0.3 million
Assets (1)                                  $4 billion
Revenues (1)                                $3 billion
EBITDA (1) (2)                              $0.5 billion
Stock Symbol (NYSE)                         TRI
--------------------------------------------------------------------------------

(1) Management's estimate of current run rate, pro forma for full year of Quorum.
(2) Includes equity in earnings of affiliates.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                        6

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                        7

2002 Diluted Earnings Per Share Guidance

================================================================================

                                                     Diluted
                                    E.P.S.           Shares (mm)
                                    ------           -----------

         1st Quarter                $0.38-0.40       73.1

         2nd Quarter                $0.31-0.33       73.8

         3rd Quarter                $0.30-0.32       74.6

         4th Quarter                $0.41-0.43       75.5


         Annual                     $1.40-1.48       74.2




                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                        8

2002 Income Statement Guidance

================================================================================
($ mm)

Revenues                   $3,360-3,420

Total EBITDA margin (1)    15.6%-16.2%

Total EBITDA (1)           $535-545

QHR EBITDA                 $22-24

Depreciation               $171-175

Amortization               $6

Interest expense           $160-164

    Cash: $150-154

    Non-cash: $10

ESOP expense (2)           $8.4

Minority interest          $12-14

Pretax income              $177-186

Permanent differences      $10

Marginal tax rate          39.0%

Net income                 $104-110

Diluted EPS                $1.40-1.48

(1) Includes equity in earnings of affiliates.

(2) Assumes constant stock price for full year 2002.


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                        9

2002 Earnings Growth

================================================================================

                    2001              2002             Growth            Source
                    ----              ----             ------            ------
Revenues (mm)       $2,670-2,690 (1)  $3,360-3,420     25-28%            Full year of Quorum
                                                                         Same-facility Vols. 3-4%
                                                                         Rates 2-3%

EBITDA margin (2)   14.7-15.0% (1)    15.6-16.2%       40-150 bps        Labor - Productivity
                    15.0-15.2% (3)                                       Supply - Group purchasing
                                                                         Bad debt - Mgmt.
                                                                         Other expenses - Managed

EBITDA (2) (mm)     $395-400 (1)      $535-545         34-38%            Full year of Quorum
                                                                         Internal operations
                                                                         Expansions & developments

Diluted EPS         $0.54-0.56 (4)    $1.40-1.48       150-175%          Full year of Quorum
                                                                         SFAS 141,142,144
                                                                         Internal operations
                                                                         Expansions & developments


(1) As reported in earnings releases, including estimate for 4Q01. Includes Quorum since date of acquisition.
(2) Includes equity in earnings of affiliates.
(3) High end of range excludes transition costs related to Quorum acquisition.
(4) Sum of quarters; excludes coordinating adjustments in 2Q01.


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       10

Change in 2002 Earnings Per Share Guidance

================================================================================


Previous guidance (May 2001)                        $0.75 +/- (Range $0.70-0.80)

Add: Net change in non-cash amortization (1)        $0.48

             Elimination of goodwill: $0.56

             Addition of other intangibles: $(0.08)

        QHR (excluding amortization of intangibles) $0.10

        Other                                       $0.11
                                                    -----
Current guidance (December 2001)                    $1.44 +/- (Range $1.40-1.48)


(1) Management estimate in accordance with SFAS 141 and 142. Eliminates amortization expense related to an estimated $1,035 million of goodwill from Quorum acquisition and $220 million of net goodwill from Triad, and adds amortization expense related to an estimated $78 million of other intangibles. These estimates are subject to completion of final review by Triad's auditors and the potential impact of further regulatory guidance regarding appropriate application of SFAS 141 and 142.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       11

Long-Term Growth Guidance

================================================================================

                                               2003             2004
                                               ----             ----

Same-facility volume growth                    3-4%             3-4%

Rates                                          2-3%             2-3%

Same-facility revenue growth                   4-7%             4-7%

Total revenue growth                           7-10%            7-10%

EBITDA margin                                  16.5-16.9%       17.0-18.0%

Diluted EPS growth                             35% +            30% +


--------------------------------------------------------------------------------
                         Excludes potential Acquisitions
       Excludes Expansions and Developments beyond those already announced Long-term EPS growth beyond 2004 of 15%+ with future Acquisitions & Developments
--------------------------------------------------------------------------------


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       12

Top-Line Growth (1)
================================================================================
Accomplishments


    [GRAPHIC OMITTED: BAR GRAPH OF TRIAD'S VOLUME AND REVENUE GROWTH BY PERCENTAGE FOR THE FISCAL YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 2000,
              AND FOR THE FIRST 3 QUARTERS OF FISCAL 2001



VOLUME:
1999   8.1%
2000   6.9%
1Q01   5.9%
2Q01   7.6%
3Q01   5.9%

REVENUE:
1999   6.6%
2000   7.7%
1Q01   9.6%
2Q01   9.8%
3Q01  10.9%




(1) Triad only, as reported in earnings releases.
                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       13

Top-Line Growth (1)
================================================================================
Oportunity

Volume
Growth

[GRAPHIC OMITTED: A BAR GRAPH OF AVERAGE VOLUME GROWTH FOR TRIAD AND QUORUM FOR THE FISCAL YEARS 1999-2000 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001]

1999-2000:
   Triad        7.5%
   Quorum       1.4%


Avg. 9 mos. 2001:
   Triad:       6.5%
   Quorum:      2.4%

--------------------------------------------------------------------------------
          Opportunity to improve volumes, especially at former Quorum
--------------------------------------------------------------------------------

(1) Fiscal year ended June 30, 1999 and 2000 for Quorum as reported in financial reports. All other data as reported in earnings releases.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

EBITDA Margin (1)
================================================================================
Accomplishment & Opportunity


[GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S EBITDA MARGIN, BY PERCENTAGE, (A) FOR
THE FISCAL YEARS ENDED DECEMBER 31, 1998, DECEMBER 31, 1999 AND
DECEMBER 31, 2000 AND (B) ESTIMATED FOR 2001, 2002, 2003 AND 2004]


 1998        1999       2000          2001E            2002E            2003E           2004E
-------     -------    -------    -------------     -----------       ----------      ----------
 12.6%       14.2%      14.7%       14.7-15.0%      15.6%-16.2%       16.5-16.9%      17.0-18.0%
  9.4%                             15.0-15.2%(2)
 before
 asset
 sales

--------------------------------------------------------------------------------
      Improve margins while maintaining physician/community relationships
--------------------------------------------------------------------------------

(1) As reported in earnings releases.
(2) High end of 2001 range excludes transition costs related to Quorum acquisition.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Capital Expenditures for Expansions & Developments

================================================================================
($ mm) (1)


[GRAPHIC OMITTED: BAR GRAPH OF TRIAD'S ESTIMATED CAPITAL EXPENDITURES FOR EXPANSIONS & DEVELOPMENT FOR THE YEARS 2001-2004]


              Maintenance Cap Ex    Expansion & Development      Total
                                           Cap Ex
              ------------------    -----------------------      -----

2001E                 $100                  $150                  $250

2002E                 $100                  $250                  $350

2003E                 $100                  $250                  $350

2004E                 $100                  $ 50                  $150


--------------------------------------------------------------------------------
                         Excludes potential Acquisitions
       Excludes Expansions and Developments beyond those already announced Return Criterion for Expansion & Developoment Cap Ex: ROI [greater than] WACC
--------------------------------------------------------------------------------

(1) Current management estimates, subject to change.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       16

EPS Growth (1)
================================================================================
Accomplishment & Opportunity

GRAPHIC OMITTED: BAR GRAPH OF TRIAD'S EARNINGS PER SHARE AND PERCENTAGE GROWTH IN EARNINGS PER SHARE (A) FOR THE FISCAL YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 2000 AND (B) ESTIMATED FOR 2001, 2002, 2003 AND 2004

                                     $                   %
                                 ----------           -------
              1999               $(0.20)              + 74%
              2000               $0.27                N.M.
              2001E              $0.54-0.56           100-107%
              2002E              $1.40-1.48           150-175%
              2003E                                   +35%+
              2004E                                   +30%+

--------------------------------------------------------------------------------
                         Excludes potential Acquistions
       Excludes Expansions and Developments beyond those already announced Long-term EPS growth beyond 2004 of 15%+ with Acqusitions & Developments
--------------------------------------------------------------------------------

(1) As reported in earnings and other releases. Sum of the quarters for 1999-2001.
    2001 excludes coordinating adjustments in 2Q01 and any special items in 4Q01.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       17

Balance Sheet

================================================================================
Accomplishment & Guidance

 [GRAPHIC OMITTED: BAR CHART OF TRIAD'S DEBT TO EBITDA COMPARED TO DEBT TO CAPITAL FOR THE FISCAL YEARS 1998 THROUGH 2000 AND ESTIMATES FOR 2001 AND 2002

                              -------------------------------
                              Debt at 9/30/01
                              ---------------

                              Bank (Floating Rate) - $897 mm

                              Bonds (Fixed Rate) - $925 mm

                              Total - $1,822 mm

                              -------------------------------




DEBT/EBITDA:
1998     5.2
1999     3.5
2000     3.3
2001E    3.7(1)
2002E    3.1-3.5
TARGET   2.5-3.0

DEBT/CAPITAL:
1998     57%
1999     50%
2000     51%
2001E    52%
2002E    49%
TARGET   45%


(1) Assumes management's current run rate estimate of EBITDA and total debt of $1,822 million at 9/30/01.

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       18

Financial Guidance - Recap

================================================================================

     . 2002               Strategy takes hold in acquired facilities

                          Operating performance improves

                          EPS growth - 150-175%

                          Cash EPS growth - 35-40%

     . 2003 & 2004        The pieces come together - strategy, capital, results

                          Operating performance improves even further

                          EPS growth more than 30% per year

     . 2005 and Beyond    Continued growth

                          - Internal Operations

                          - Expansions, Developments, Acquisitions

                          - Management services

                          EPS growth less than 15% per year

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.
                                       19

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Internal Operations

================================================================================
Our Strategy

 . Physician Relations Strategy

     - Unique, structured Physician Leadership Group (PLG) program - local & national

     - National PLG President - ex officio member of Triad board

     - Work with physicians to improve medical care, professional environment

 . Community Relations Strategy

     - Philosophy of community focus - local people managing local healthcare needs

     - Local Boards of Trustees (1/2 physicians, 1/2 community leaders) - empowered for strategic/capital planning, supervision of care

 . Nursing Leadership Strategy

     - Unique, structured Nursing Leadership Group (NLG) program

 . Quality Initiatives

                      Build Volumes, Rates, Margins, Value
        While Maintaining Physician, Community and Nursing Relationships


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Expansions

================================================================================
Exceptional Internal Growth Potential

     . Tucson, AZ

       - Investing $62 mm in Northwest Hospital for new women's center and 59 new beds

     . Tulsa, OK

       - Built $65 mm facility in May 1999 - investing another $17 mm to add ORs and 64 new beds

     . Huntsville, AL

       - Invested in OB services, ER expansion and additional services to build market share

     . Spartanburg, SC

       - Developing cardiology services

     . Longview, TX

       - Investing in MOB, ASC and bed expansion

     . Warsaw, IN

       - Completed women's services, developing oncology center to open 2002

--------------------------------------------------------------------------------
                     Financial Return Criterion: ROI [greater than] WACC

--------------------------------------------------------------------------------

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Developments

================================================================================

Our Strategy

 . 2-5 hospitals per year (Developments and Acquisitions combined)

 . Smaller cities (35,000-200,000 people)

 . Local communities that support Physician and Community strategy

 . Select urban markets with strong market position





--------------------------------------------------------------------------------
               Financial return criterion: ROI [greater than] WACC
--------------------------------------------------------------------------------

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Developments

================================================================================

     . MountainView Regional Medical Center - Las Cruces, NM

       - Opportunity to stem outmigration to El Paso, TX

       - Building new $67 mm, 172-bed hospital (to open 2002)

     . Rancho Vistoso, Marana, Southeast Pima County - Tucson, AZ Metropolitan
       Market

       - Rapidly growing suburban market area - opportunity to build additional facilities

       - First project: Rancho Vistoso ($75 mm, 2004)

     . River Region Health System - Vicksburg, MS

       - Opportunity to improve physician & community relationships, and stem outmigration to Jackson

       - Completing new replacement and expansion facility (to open 2002)

     . Northwest Medical Center of Benton County - Bentonville, AR

       - Rapidly growing population; home of Wal-Mart, Tyson Foods, Hunt

       - Constructing $63 mm replacement facility (to open 2003)

       - Expandable from 85 to 125 beds - campus designed for over 250 beds

--------------------------------------------------------------------------------
               Financial Return Criterion: ROI [greater than] WACC

--------------------------------------------------------------------------------

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Acquisitions

================================================================================
Our Strategy

 . 2-5 hospitals per year (Developments and Acquisitions combined)

 . Smaller cities (35,000-200,000 people)

 . Local communities that support Physician and Community strategy

 . Select urban markets with strong market position

 . Selective and opportunistic - will not overpay or get into a bidding war

 . More opportunities currently available to Triad than in recent years



--------------------------------------------------------------------------------
               Financial return criterion: ROI [greater than] WACC

--------------------------------------------------------------------------------

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Management Services (QHR)
================================================================================
Profile

 . Provides professional hospital management services

  - Largest hospital contract management services company in the U.S.

  - 200+ hospitals with approximately $6.5 billion in annual revenue

  - Mostly Not-For-Profit independent hospitals and boards

  - Mostly rural communities - 90% in towns with populations less than 35,000

  - 80% have $7.5-75 mm in annual revenue

  - Average 94 beds

 . Provides specialized consulting

 . Cambio subsidiary specializes in turnaround management for distressed hospitals

 . Currently contributes less than 5% of Triad's total consolidated EBITDA


                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Management Services (QHR)
================================================================================
Accomplishments to Date

 . Hired Dan Moen as CEO of QHR

  - Facilitate other Triad management focus on owned hospital operations

 . Maintained preeminent market position

 . Resolved Qui Tams and QHR ownership

 . Signed 6 new mgmt. service contracts since Triad announced intention to keep
  QHR

  - Most new contracts in such a short period in recent years

  - Only 4 new contracts signed in all of 2000

 . Signed 2 major Cambio consulting contracts

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Management Services (QHR)
================================================================================
Opportunities

 . Sign new management contracts

  - 1,200 independent hospitals in U.S. fit QHR profile

 . Continue rapid growth of Cambio turnaround management subsidiary

 . Invest in hospitals selectively as a "Capital Partner," if requested

  - Many have limited access to capital - QHR had opportunities under prior ownership

 . Acquire hospitals selectively, if invited

  - 88 former QHR hospitals were acquired by multihospital systems in the last 10 years

  - Quorum Health Group purchased 8 QHR hospitals (some of Quorum's best performers)

  - Others are now selling to ensure continuing quality care and to upgrade the facilities

  - QHR's existing relationship may help QHR become the preferred bidder

  - "Rural" hospitals could remain with QHR

  - "Small City" hospitals could fit Triad

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Management Services (QHR)
================================================================================
Triad's QHR Strategy

 . Manage QHR separately with experienced strategic & operational leadership

 . Focus on core advisory and consulting services to improve client retention

 . Renegotiate selected contracts to better balance risk/reward

 . Invest in hospitals selectively as a "Capital Partner," if requested

 . Acquire hospitals selectively, if invited




--------------------------------------------------------------------------------
Financial return criterion for Capital or Acquisitions : ROI [greater than] WACC
--------------------------------------------------------------------------------

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Investment Highlights

================================================================================

     . Attractive assets

     . Strong market positions

     . Significant earnings growth potential

          - Internal Operations

          - Expansion, Development, Acquisitions

          - Management Services (QHR)

     . Unique strategy, matching the assets and markets

          - Physician Relationships

          - Community Relationships

          - Nursing Leadership

          - Quality Initiatives

     . Experienced & incented management team



                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

Contents

================================================================================

     . The Next Phase

     . Financial Guidance

     . Sources of Earnings Growth

          - Internal Operations

          - Expansions

          - Developments

          - Acquisitions

          - Management Services (QHR)

     . Investment Highlights

     . Questions & Answers

                                                                     [LOGO]TRIAD

                                                                 HOSPITALS, INC.

                        [LOGO OF TRIAD HOSPITALS, INC.]



================================================================================


                              Questions and Answers